                          FIRST AMENDMENT AND WAIVER
                          --------------------------
                              TO CREDIT AGREEMENT
                              -------------------

     THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 14th day of February, 2000, by and among GLOBAL IMAGING SYSTEMS, INC., a corporation organized under the laws of Delaware (the "Company"), the Material Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the "Borrowers"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (the "Administrative Agent"), KEY CORPORATE CAPITAL, INC., as Syndication Agent for the Lenders (the "Syndication Agent"), and SCOTIABANC INC., as Documentation Agent for the Lenders (the "Documentation Agent")

                             Statement of Purpose
                             --------------------

     The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Amended and Restated Credit Agreement dated as of June 23, 1999 by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     The parties now desire to amend certain provisions of the Credit Agreement in certain respects and waive certain provisions of the Credit Agreement in certain respects, all on the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Capitalized Terms.  All capitalized undefined terms used in this First
          -----------------
Amendment shall have the meanings assigned thereto in the Credit Agreement.

     2.   Modification of Certain Provisions of the Credit Agreement. The Credit
          ----------------------------------------------------------
Agreement is hereby modified as follows:


     (a)  Amendment to Existing Definitions. The definitions of the quoted terms
          ---------------------------------
set forth below which are set out in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "Post-Closing Vendor-Provided Financing" means all existing
           --------------------------------------
     Vendor-Provided Financing and all other existing trade payable of any Borrower or Borrowers (other than the Closing Date Vendor-Provided Financing) (i) which is secured by a Lien which covers assets of the applicable Borrower or Borrowers other than or in addition to the property and related receivables financed by such trade payable and (ii) with respect to which the corresponding Lien shall be released or modified pursuant to Section 6.4(b)(ii). The Post-Closing Vendor-Provided Financing is set forth on Schedule 6.4(b)(ii) attached hereto.
                     -------------------

     (b)  Additional Defined Terms.  Section 1.1 of the Credit Agreement is
          ------------------------
hereby amended by the addition of the following definitions:

          "VPF Customer" means any Borrower which is party to any Vendor-
           ------------
     Provided Financing arrangement.

          "VPF Intercompany Note" means any intercompany note which is payable
           ---------------------
     by a VPF Customer to a VPF Intercompany Noteholder.

          "VPF Intercompany Noteholder" means any Borrower which is the payee
           ---------------------------
     under a VPF Intercompany Note.

          "VPF Intercompany Subordination Agreement" means any intercompany
           ----------------------------------------
     subordination agreement which is executed by the applicable VPF Intercompany Noteholder in favor of the applicable VPF Provider pursuant to which payments by the applicable VPF Customer to the applicable VPF Intercompany Noteholder on or under the applicable VPF Intercompany Note shall be subordinated to certain senior indebtedness, including, without limitation, the applicable Vendor-Provided Financing and the Obligations.

          "VPF Provider" means any vendor or a third party financial institution
           ------------
     or "aggregator" which has extended Vendor-Provided Financing to a VPF Customer.

     (c)  Amendment to Section 6.4(b)(ii). Subsection (b)(ii) of Section 6.4 of
          -------------------------------
the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          (ii) Post-Closing Vendor-Provided Financing. No later than February
               --------------------------------------
     15, 2000, with respect to each Post-Closing Vendor-Provided Financing, (A)
     (1) an Aggregator Letter of Credit shall have been issued to secure such Post-Closing Vendor-Provided Financing and (2) the Borrowers shall have delivered to the Administrative Agent UCC termination statements and other applicable release documents, in form and substance satisfactory thereto, with respect to all Liens securing such Post-Closing Vendor-Provided Financing, (B) the Borrowers shall have delivered to the Administrative Agent an intercreditor agreement, in form and substance satisfactory to the Administrative Agent, with each applicable financial institution which has provided such Post-Closing Vendor-Provided Financing or (C) the Borrowers shall have delivered to the Administrative Agent a modification to the security documents of each applicable financial institution which has provided such Post-Closing Vendor-Provided Financing, which modification shall limit the collateral security for such Post-Closing Vendor-Provided Financing to the property and related receivables financed thereby and which modification shall be in form and substance satisfactory to the Administrative Agent (provided that that the applicable Borrower or
                           --------
     Subsidiary thereof may enter into a VPF Intercompany Subordination Agreement in connection with this clause (C) if, and only if, such VPF Intercompany Subordination Agreement (i) provides that the ability of the applicable VPF Customer to make dividends, advances or other distributions of any kind whatsoever to the applicable VPF Intercompany Noteholder or any other Borrower or Subsidiary thereof (other than, to the extent that the applicable VPF Intercompany Subordination Agreement is in effect, payments by the applicable VPF Customer to the applicable VPF Noteholder on or under the applicable VPF Intercompany Note) shall not be restricted or otherwise limited, and (ii) is in form and substance satisfactory to the Administrative Agent).

     (d)  Amendment to Section 9.14. Section 9.14 of the Credit Agreement is
          -------------------------
hereby deleted in its entirety and the following is substituted in lieu thereof:

          SECTION 9.14.  Vendor-Provided Financing. Within sixty (60) days of
                         -------------------------
     the creation, incurrence or assumption of any Vendor-Provided Financing or any other trade payable which is secured by a Lien which covers assets of any applicable Borrower or any Subsidiary thereof other than or in addition to the property and related receivables financed by such financing or trade payable, in each case which Lien is not permitted by clause (x) of Section 11.3(h)(iv), (i) (A) an Aggregator Letter of Credit shall be issued to secure such financing or trade payable and (B) the applicable Borrower or Subsidiary thereof shall deliver to the Administrative Agent UCC termination statements and other applicable release documents, in form and substance satisfactory to the Administrative Agent, with respect to all Liens securing such financing or trade payable, (ii) the applicable Borrower or Subsidiary thereof shall deliver to the Administrative Agent an intercreditor agreement, in form and substance satisfactory to the Administrative Agent, with each applicable financial institution which has provided such financing or trade payable or (iii) the applicable Borrower or Subsidiary thereof shall deliver to the Administrative Agent a modification to the security documents of each applicable financial institution which has provided such financing or trade payable, which modification shall limit the collateral security for such financing or trade payable to the property and related receivables financed thereby and which modification shall be in form and substance satisfactory to the Administrative Agent (provided that the applicable Borrower or Subsidiary
                           --------
     thereof may enter into a VPF Intercompany Subordination Agreement in connection with this clause (iii) if, and only if, such VPF Intercompany Subordination Agreement (1) provides that the ability of the applicable VPF Customer to make dividends, advances or other distributions of any kind whatsoever to the applicable VPF Intercompany Noteholder or any other Borrower or Subsidiary thereof (other than, to the extent that that applicable VPF Intercompany Subordination Agreement is in effect, payments by the applicable VPF Customer to the applicable VPF Noteholder on or under the applicable VPF Intercompany Note) shall not be restricted or otherwise limited, and (2) is in form and substance satisfactory to the Administrative Agent).

     (e)  Amendment to Section 11.1. The final proviso to Section 11.1 of the
          -------------------------
Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     provided, that none of the Debt permitted to be incurred by this Section
     --------
     11.1 (other than (1) the Subordinated Debt of the Company evidenced by the Existing Subordinated Notes and (2) any intercompany Debt of any Borrower which is evidenced by a VPF Intercompany Note and in connection with which a VPF Intercompany Subordination

     Agreement is executed) shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of any Borrower to make any payment to any Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling such Borrower to pay the Obligations.

     3.   Waiver of Certain Events of Default under the Credit Agreement.
          --------------------------------------------------------------

     (a) Pursuant to the Waiver Letter dated as of October 28, 1999, Section 6.4(b)(ii) of the Credit Agreement provides that (i) the Borrowers will take certain actions with respect to the Post-Closing Vendor Provided Financing by December 6, 1999 and (ii) the failure of the Borrowers to take such actions by such date shall constitute an immediate Event of Default under the Credit Agreement and the other Loan Documents. The Borrowers have failed to comply with the requirements of Section 6.4(b)(ii) as of the date hereof (the "VPF Event of Default").

     (b) Subject to the terms and conditions set forth herein, the Lenders hereby waive the VPF Event of Default; provided that (i) the Borrowers shall
                                       --------
comply with the requirements of Section 6.4(b)(ii) (as amended pursuant to Section 2(b) of this First Amendment) within the time frame provided therein and
(ii) the failure to so comply within the time frame provided therein shall constitute an immediate Event of Default under the Credit Agreement and the other Loan Documents.

     4.   Effect of Amendment and Waiver. Except as expressly amended hereby,
          ------------------------------
the Credit Agreement and Loan Documents shall be and remain in full force and effect. The amendments and waivers granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein (except to the extent necessary to give effect to the specific waivers and agreements set forth herein).

     5.   Representations and Warranties/No Default.
          -----------------------------------------

     (a) By its execution hereof, the Borrowers hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that no Default or Event of Default has occurred and is continuing as of the date hereof.

     (b) By its execution hereof, the Borrowers hereby represent and warrant that each Borrower and each Subsidiary thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this First Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

     (c) This First Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Borrower and each Subsidiary thereof party thereto, and each such document constitutes the legal, valid and binding obligation of each Borrower or each Subsidiary thereof party thereto, enforceable in accordance with its terms.

     6.   Expenses. The Borrowers shall pay all reasonable out-of-pocket
          --------
expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     7.   Governing Law. This First Amendment shall be governed by and construed
          -------------
in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

     8.   Counterparts. This First Amendment may be executed in separate
          ------------
counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     9.   Fax Transmission.  A facsimile, telecopy or other reproduction of this
          ----------------
First Amendment may be executed by one or more parties hereto, and an executed copy of this First Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this First Amendment as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                              BORROWERS:

[CORPORATE SEAL]              GLOBAL IMAGING SYSTEMS, INC., as Borrower

                              By:
                                 --------------------------------------------
                              Name:  Raymond Schilling
                              Title: CFO, Senior Vice President, Treasurer
                                     and Secretary

[CORPORATE SEAL]              GLOBAL IMAGING OPERATIONS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Treasurer

[CORPORATE SEAL]              GLOBAL IMAGING FINANCE
                              COMPANY, as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: CFO, Vice President, Treasurer and
                                     Secretary

[CORPORATE SEAL]              AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF
                              PITTSBURGH (d/b/a AMCOM Office Systems), as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

[CORPORATE SEAL]              BERNEY, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              BUSINESS EQUIPMENT UNLIMITED, as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CAMERON OFFICE PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President

[CORPORATE SEAL]              CONNECTICUT BUSINESS SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CONWAY OFFICE PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Assistant Secretary and
                                     Assistant Treasurer

[CORPORATE SEAL]              COPY SERVICE AND SUPPLY, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              DUPLICATING SPECIALTIES, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, CFO, Assistant Secretary
                                     and Treasurer

[CORPORATE SEAL]              EASTERN COPY PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

[CORPORATE SEAL]              ELECTRONIC SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

[CORPORATE SEAL]              ELECTRONIC SYSTEMS OF RICHMOND, INC., as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

                              GLOBAL OPERATIONS TEXAS, L.P.
                              (f/k/a FELCO OFFICE SYSTEMS, INC.), as Borrower

[CORPORATE SEAL]              By:   Global Imaging Systems, Inc.
                              Its:  General Partner

                                    By: _____________________________________
                                    Name:  Raymond Schilling
                                    Title: CFO, Senior Vice President,
                                           Treasurer and Secretary


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              QUALITY BUSINESS SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, CFO, Treasurer and
                                     Assistant Secretary

[CORPORATE SEAL]              SOUTHERN BUSINESS COMMUNICATIONS, INC., as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CARR BUSINESS MACHINES OF GREAT NECK, INC., as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CAPITOL OFFICE SOLUTIONS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              DISTINCTIVE BUSINESS PRODUCTS, INC., as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              LEWAN & ASSOCIATES, INC. (f/k/a LEWAN
                              ACQUISITION, INC.), as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]                 PROVIEW, INC., as Borrower

                                 By:________________________________________
                                 Name: Raymond Schilling
                                 Title: Vice President, Secretary and Treasurer


[CORPORATE SEAL]                 CENTRE BUSINESS PRODUCTS, INC., as Borrower

                                 By:________________________________________
                                 Name: Raymond Schilling
                                 Title: Vice President, Secretary and Treasurer


[CORPORATE SEAL]                 DANIEL COMMUNICATIONS, INC., as Borrower

                                 By:________________________________________
                                 Name: Raymond Schilling
                                 Title: Vice President, Secretary and Treasurer


[CORPORATE SEAL]                 OFFICE TECH INCORPORATED, as Borrower

                                 By:________________________________________
                                 Name: Raymond Schilling
                                 Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]                 COLUMN OFFICE EQUIPMENT, INC., as Borrower

                                 By:________________________________________
                                 Name: Raymond Schilling
                                 Title: Vice President, Secretary and Treasurer

                 [Signatures Continued On The Following Page]

                                       AGENTS AND LENDERS:

                                       FIRST UNION NATIONAL BANK, as
                                       Administrative Agent and as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       KEY CORPORATE CAPITAL INC., as
                                       Syndication Agent and as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       SCOTIABANC INC., as Documentation Agent
                                       and as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       SUNTRUST BANK, TAMPA BAY, as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       COMERICA BANK, as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       RAYMOND JAMES BANK, FSB, as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                                       BANK LEUMI LE-ISRAEL B.M., MIAMI
                                       AGENCY, as Lender

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                 [Signatures Continued On The Following Page]

                              BANKBOSTON, N.A., as Lender

                              By: _______________________
                              Name:______________________
                              Title:_____________________


                  [Signatures Continued On The Following Page]

                              NATIONAL BANK OF CANADA, as Lender

                              By: _________________________
                              Name:________________________
                              Title:_______________________


                  [Signatures Continued On The Following Page]

                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC., as Lender

                              By: _____________________________
                              Name:____________________________
                              Title:___________________________


                              By:______________________________
                              Name:____________________________
                              Title:___________________________


                  [Signatures Continued On The Following Page]

                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as Lender

                              By: ______________________________
                              Name:_____________________________
                              Title:____________________________


                  [Signatures Continued On The Following Page]

                              TORONTO DOMINION (NEW YORK), INC., as Lender

                              By: _____________________________
                              Name:____________________________
                              Title:___________________________


                  [Signatures Continued On The Following Page]

                              GREAT POINT CLO 1999-1 LTD., as Lender

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                 [Signatures Continued On The Following Page]

                              HELLER FINANCIAL, INC., as Lender

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                 [Signatures Continued On The Following Page]

                              ANTARES CAPITAL CORPORATION, as Lender

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                 [Signatures Continued On The Following Page]

                              CHASE BANK OF TEXAS, as Trustee of the
                              Antares Funding Trust created under Trust
                              Agreement dated as of November 30, 1999, as Lender

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________